EXHIBIT 10.1

















                         ELLIGENT CONSULTING GROUP, INC.

                             1998 STOCK OPTION PLAN







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                         ELLIGENT CONSULTING GROUP, INC.

                             1998 STOCK OPTION PLAN


     1.  Purpose.

         The purpose of this Plan is to strengthen ELLIGENT CONSULTING GROUP, INC., a Nevada corporation (the "Company"), by providing an incentive to its employees and directors and to consultants to the Company and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees and directors of the Company and to consultants to the Company an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase shares of the Company's common stock under the ELLIGENT CONSULTING GROUP, INC. 1998 Stock Option Plan.

     2.  Definitions.

         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Cause" means: (i) willful or gross misconduct or malfeasance by the Optionee, (ii) continued negligence by the Optionee with respect to the performance of his or her responsibilities, provided that notification of such negligence has been given by the Company and reasonable opportunity to correct such negligence has been given, (iii) arrest of the Optionee for other than a misdemeanor crime, or (iv) behavior of the Optionee which, upon applying reasonable standards of comparison to actions of the Optionee (and recognizing the nature of the Company's business, its image and the standards of conduct reasonable to its industry's professionals), adversely affects the Company, unless the breach is inadvertent and the Optionee could not have reasonably been expected to have anticipated the adverse effect of such actions or behavior and such actions or behavior do not result in any significant harm to the Company.

         2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification,


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recapitalization,  merger,  consolidation,  reorganization,  spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

         2.6 "Change in Control" shall be deemed to have occurred when the first of the following events occurs: (i) when the Company acquires actual knowledge that any person or group (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes, after the date of the approval of this Plan by the Shareholders of the Company, the beneficial owner (as defined under Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities (a "Control Person"), provided, however, that no person or group shall be considered a Control Person if the acquisition, transaction or other circumstance giving rise to the beneficial ownership by such person or group of outstanding securities representing more than fifty percent (50%) of the combined voting power of the Company (and any increase in the beneficial ownership after the occurrence of such acquisition, transaction or other circumstance by such person or group) was approved in advance for the purpose of this proviso to the definition of Change in Control by a vote of at least two-thirds of the Continuing Directors (as hereinafter defined) then in office; (ii) upon the approval by the Company's stockholders of: (A) a merger or consolidation of the Company with or into another Corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of common stock); (B) a sale or disposition of all or substantially all of the Company's assets, or (C) a plan of liquidation or dissolution of the Company, provided, however, that approval by the Company's stockholders of any of the transactions described in this clause shall not be considered a Change in Control if, prior to the submission of the transaction to the Company's stockholders, the transaction was approved for the purpose of this proviso to the definition of Change in Control by a vote of at least two-thirds of the Continuing Directors then in office; or (iii) if, at any time, two-thirds of the members of the Board are not Continuing Directors. For purposes of this Subsection, "Continuing Directors" shall mean the members of the Board immediately after approval by the stockholders of the Company of this Plan, and any individual who becomes a member of the Board thereafter if his or her election or nomination for election as a director was approved by a vote of at least two-thirds of the Continuing Directors then in office.

         2.7 "Code" means the Internal Revenue Code of 1986, as amended.

         2.8 "Committee" means a committee consisting of at least two (2) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

         2.9  "Company"  means  ELLIGENT   CONSULTING  GROUP,   INC.,  a  Nevada
corporation.

         2.10 "Consultant" means a consultant to the Company or any of its Subsidiaries.

         2.11 "Director" means a member of the Board or of the board of directors of a Subsidiary.

         2.12 "Disability" means a physical or mental infirmity which renders the Optionee incapable of performing his or her duties with the Company and its Subsidiaries for any consecutive or non-consecutive period of ninety (90) days during a one year period and the Optionee remains so incapable of performing such duties at the end of such ninety (90) day period.

         2.13 "Disinterested Director" means a Director who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation.

         2.14 "Eligible Employee" means any employee of the Company or a Subsidiary who is designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

         2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.17 "Fair Market Value" on any date means: (A) if any of the Shares are registered under Securities Act of 1933 or the Securities and Exchange Act of 1934 the last sale price of the Shares on such date on the principal national securities exchange (including in such term the NASDAQ National Market System) on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or; if (B) if the Shares are not so registered, or if so registered there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

         2.18   "Incentive   Stock  Option"  means  an  Option   satisfying  the
requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.20 "Option" means an Option granted to an Eligible Employee, Consultant or a Director pursuant to Section 5. An Option may be an Incentive Stock Option if the Optionee is an Eligible Employee or a Nonqualified Stock Option if the Optionee is a Director, Consultant or an Eligible Employee.

         2.21 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.22 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.23 "Plan" means the Elligent Consulting Group, Inc. 1998 Stock Option Plan.

         2.24 "Shares" means shares of the common stock, par value $.0001, of the Company.

         2.25   "Subsidiary"   means  any  corporation  which  is  a  subsidiary
corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

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         2.26  "Successor  Corporation"  means a  corporation,  or a  parent  or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.27 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.  Administration.

          3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action or failure to act in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to determine those Eligible Employees, Consultants and Directors to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee, Director, or Consultant and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; provided, however, that: (i) Incentive Stock Options shall not be granted to a Director or Consultant unless he is also an Eligible Employee; and (ii) in accordance with Section 422(d) of the Code the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year shall not exceed $100,000 (the Fair Market Value of such Shares being determined for this purpose as of the date of grant of the Incentive Stock Options with respect to which such Shares are issuable).

         3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

               (a) to construe and interpret the Plan, any Agreement, and the Options granted hereunder and thereunder, and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary

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or  advisable  to  make  the  Plan  fully  effective,   and  all  decisions  and
determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, any Parent, the Optionees and all other persons having any interest therein;

               (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

         (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.  Shares Subject to Plan.

         4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 1,500,000 Shares (or the number and kind of shares of stock or other securities to which such number of Shares are adjusted upon a Change in Capitalization pursuant to Section 7) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated for any reason (other than upon the surrender of the Option pursuant to Section 6.7 hereof), the Shares allocable to the cancelled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

     5.  Option Grants for Eligible Employees, Consultants and Directors.

         5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees, Consultants and Directors who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that an Incentive Stock Option may be granted only to an Eligible Employee and no Eligible Employee shall receive an Incentive Stock Option unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that: (i) the purchase price per Share under each Option which is intended to be an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder), and (ii) the purchase price per Share under each Option which is intended to be a Nonqualified Stock Option shall be not less than the par value per share of the Company's common stock, if any.


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         5.3 Duration.  Options granted  hereunder shall be for such term as the
Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         5.4 Vesting. Subject to Section 6.7 hereof, each Option shall become exercisable in installments (which need not be equal) and/or at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. Without limiting the generality of the foregoing, the Committee may impose in addition to, or in lieu of, temporal requirements, performance or other such criteria for vesting. To the extent not otherwise provided by the Committee, Options shall be exercisable in four (4) equal annual installments, the first of which shall become exercisable on the first anniversary of the date of grant of the Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         5.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them.
Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

     6.  Terms and Conditions Applicable to All Options.

         6.1 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a court order in the form of a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of each Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash,
(ii) by delivery of a promissory note for all or such part of the purchase price as the Committee may deem acceptable at or prior to the time of exercise, the terms of any such promissory note (including without limitation whether or not it will bear interest and the term thereof) to be determined by the Committee, or (iii) transferring Shares to the Company upon such terms and conditions as determined by the Committee, in each case as shall be approved by the Committee in its discretion at or prior to the time of exercise. At the Optionee's request and subject to the consent of the Committee, Shares to be acquired upon the exercise of a portion of an Option will be applied automatically to pay the purchase price in connection with the exercise of additional portions of the Option then being exercised. The written notice pursuant to this Section 6.2

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may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.

         6.3 Stock Transfer Restrictions. Shares purchased upon the exercise of an Option are subject to the restrictions set forth in Section 12.6 and may be further subject to additional restrictions and/or to repurchase options, rights of first refusal or other restrictions or conditions as set forth in the Agreement or in any separate agreement between the Company and the Optionee or in Company shareholder agreements of general applicability (to the extent any such shareholder agreement by its terms applies to Shares acquired through the exercise of Options).

         6.4 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until: (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         6.5 Termination of Employment. Unless otherwise provided in the Agreement evidencing the Option, an Option (other than a Nonqualified Stock Option granted to a Director or Consultant who was never an Eligible Employee or granted to an Eligible Employee who continues to be a Director or Consultant after he ceases to be an Eligible Employee) shall terminate upon an Optionee's termination of employment with the Company and its Subsidiaries as follows:

               (a) if an Optionee's employment terminates for any reason other than death, Disability or Cause, the Optionee may at any time within three (3) months after his or her termination of employment, exercise an Option to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination;

               (b) in the event the Optionee's employment terminates as a result of Disability, the Optionee may at any time within one (1) year after such termination exercise such Option to the extent, and only to the extent, the Option or portion thereof was exercisable at the date of such termination;

               (c) if an Optionee's employment terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised; or

               (d) if an Optionee dies while an employee of the Company or any Subsidiary or within three months after termination as described in clause (a) of this Section 6.5 or within one (1) year after termination as a result of Disability as described in clause (b) of this Section 6.5, the Option may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution or pursuant to

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a court order in the form of a qualified  domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

         Notwithstanding the foregoing in no event may any Option be exercised by anyone after the expiration of the term of the Option.

         6.6 Termination of Board Membership or Consultancy. Nonqualified Stock Options granted to: (i) a Director or Consultant or, (ii) an Eligible Employee who continues as a Director or Consultant after terminating service as an Eligible Employee, shall terminate upon such Optionee's termination of membership on the Board or of his or her consultancy as follows:

               (a) if an Optionee's Board membership or of his or her consultancy terminates for any reason other than death, Disability or Cause, the Optionee may at any time within three (3) months after his or her termination of membership or of his or her consultancy, exercise an Option to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination;

               (b) in the event the Board membership or consultancy terminates as a result of Disability, the Optionee may at any time within one (1) year after such termination exercise such Option to the extent, and only to the extent, the Option or portion thereof was exercisable at the date of such termination;

               (c) if an Optionee's Board membership or consultancy terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised; or

               (d) if an Optionee dies while a Board member or while holding a consultancy within three months after termination as described in clause (a) of this Section 6.6 or within one (1) year after termination as a result of Disability as described in clause (b) of this Section 6.6, the Option may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution or pursuant to a court order in the form of a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

         Notwithstanding the foregoing, in no event may any Option be exercised by anyone after the expiration of the term of the Option.

         6.7 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control:
(i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (ii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of: (x) (A) in the case of a Nonqualified Stock Option, the greater of: (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares

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subject to the Option or portion thereof  surrendered,  or (2) the Adjusted Fair
Market Value of the Shares subject to the Option or portion thereof surrendered, or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

     7.  Adjustment Upon Changes in Capitalization.

         7.1 Subject to Section 8, in the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

         7.2 Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

         7.3 If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

     8.  Effect of Certain Transactions.

         Subject to Section 6.7, in the event of: (i) the liquidation or dissolution of the Company, or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in
Section 2.5 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 7 hereof shall be made by the Committee.

     9.  Termination and Amendment of the Plan.

         9.1 The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other

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



applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

         9.2 Except as provided in Sections 7 and 8 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

     10. Non-Exclusivity of the Plan.

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     11. Limitation of Liability.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(i) give any person any right to be granted an option other than at the sole discretion of the Committee;

(ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

(iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     12. Regulations and Other Approvals; Governing Law.

         12.1 This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the internal laws of the State of New York, except as may otherwise be required by applicable Nevada corporation law.

         12.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.


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



         12.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

         12.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         12.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or shares issued, in whole or in part, unless listing, registration, qualification consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         12.6 (a) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under said Act, or the rules and regulations promulgated thereunder. The Certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

               (b) The Company shall at its own cost and expense and when it determines that it is reasonable to do so prepare and file as appropriate with the Securities and Exchange Commission for the Option Shares Registration Statements on Form S-8 and Form S-3 and use its best efforts to cause the same to become effective.

     13. Miscellaneous.

         13.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time or at some other time. The Committee may also grant more than one Option to a given Eligible Employee, Consultant or Director during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to the Eligible Employee, Consultant or Director.


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



         13.2  Withholding of Taxes.

               (a) The Company shall have the right to deduct from any salary or other compensatory amount otherwise payable by the Company or a Subsidiary to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall if the Company would be entitled to a deduction in respect of the Share issuance or as otherwise provided by law or is otherwise subject to withholding tax requirements in connection with the Share issuance, pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period"), and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period, or (ii) (A) the Tax Election is made at least six months prior to the date the Option is exercised, and (B) the Tax Election is irrevocable with respect to the expiration of six months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise: (i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act or, if appropriate, the Company will be entitled to a deduction under the Code and/or will be in compliance with withholding tax requirements, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

               (b) If an  Optionee  makes a  disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes due thereon in order to permit the Company to claim a deduction and/or comply with withholding tax requirements or as may otherwise be required by law.

         13.3 Designation of Beneficiary. Each Optionee may designate a person or persons to receive in the event of his or her death, any Option or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing delivered to the Company. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.


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



         13.4 No Right to Continue as Employee, Consultant or Director. Neither the granting of an Option nor its exercise shall be construed as granting to an Optionee any right with respect to continuance of employment with the Company or its Subsidiaries or as a Director or Consultant thereof. Except as may otherwise be limited by a written agreement between the Company (or any of its Subsidiaries) and the Optionee, the right of Company (or its Subsidiaries) to terminate the Optionee's employment (or services as a Director or Consultant) at will at any time (whether by dismissal, discharge, retirement or otherwise) is hereby specifically reserved.

     14. Effective Date.

         The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with applicable laws within twelve (12) months of such adoption.


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